Fees Summary	Sep. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	247,273.72
Total Transaction Valuation	1,615,112,469.52
Total Offset Amount	0.00
Net Fee	$ 247,273.72